Royal Sonesta Chase Park Plaza St. Louis, MO THIRD QUARTER 2021 Supplemental Operating and Financial Data ALL AMOUNTS IN THIS REPORT ARE UNAUDITED. Exhibit 99.2 Royal Sonesta Chicago Downtown Chicago, IL

Table of Contents

SERVICE PROPERTIES TRUST

SVC

Nasdaq Listed

CORPORATE INFORMATION

Company Profile 3
Investor Information 4
Research Coverage 5

FINANCIALS

Key Financial Data 6
Condensed Consolidated Balance Sheets 7
Condensed Consolidated Statements of Income (Loss) 8
Calculation of FFO and Normalized FFO 9
Calculation of EBITDA, EBITDA*re* and Adjusted EBITDA*re* 10
Notes to Condensed Consolidated Statements of Income (Loss), and calculations of FFO, Normalized FFO, EBITDA, EBITDA*re*, Adjusted EBITDA*re*, Hotel EBITDA and Adjusted Hotel EBITDA 11
Debt Summary 12
Debt Maturity Schedule 13
Leverage Ratios, Coverage Ratios and Public Debt Covenants 14
Capital Expenditures and Restricted Cash Activity 15
Property Acquisitions and Dispositions Information Since January 1, 2021 16

PORTFOLIO INFORMATION

Portfolio Summary 17
Consolidated Portfolio Diversification by Industry 18
Consolidated Portfolio Geographical Diversification 19
Hotel Portfolio by Brand 20
Hotel Operating Statistics by Service Level - Comparable Hotels - three months ended September 30, 2021 21
Hotel Operating Statistics by Service Level - Comparable Hotels - nine months ended September 30, 2021 22
Hotel Operating Statistics by Service Level - All Hotels - three months ended September 30, 2021 23
Hotel Operating Statistics by Service Level - All Hotels - nine months ended September 30, 2021 24
Calculation and Reconciliation of Hotel EBITDA and Adjusted Hotel EBITDA - Comparable Hotels 25
Calculation and Reconciliation of Hotel EBITDA and Adjusted Hotel EBITDA - All Hotels 26
Net Lease Portfolio by Brand 27
Net Lease Portfolio by Industry 28
Net Lease Portfolio by Tenant (Top 10) 29
Net Lease Portfolio Expiration Schedule 30
Net Lease Portfolio Occupancy Summary 31

Non-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS 32
WARNING CONCERNING FORWARD-LOOKING STATEMENTS 34

Please refer to Non-GAAP Financial Measures and Certain Definitions for terms used throughout this document.

Supplemental Q3 2021 2

Company Profile

The Company:

Service Properties Trust, or SVC, we, our or us, is a real estate investment trust, or REIT, with more than $12 billion invested in two asset categories: hotels and service-focused retail net lease properties. SVC owns more than 300 hotels with over 48,000 guest rooms throughout the United States and in Puerto Rico and Canada, the majority of which are extended stay and select service. SVC owns nearly 800 retail service-focused net lease properties totaling over 13 million square feet throughout United States. SVC is included in 138 market indices and comprises more than 1% of the following indices as of September 30, 2021: Bloomberg REIT Hotels Index (BBREHOTL), Invesco S&P SmallCap Financials ETF INAV Index (PSCFIV), and the Invesco S&P SmallCap 600 Pure Value ETF INAV Index (RZVIV).

Management:

SVC is managed by The RMR Group (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of September 30, 2021, RMR had $32.7 billion of real estate assets under management and the combined RMR managed companies had approximately $10 billion of annual revenues, nearly 2,100 properties and approximately 37,000 employees. We believe that being managed by RMR is a competitive advantage for SVC because of RMR's depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services if we were self-managed.

Corporate Headquarters:

Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(t) (617) 964-8389

Stock Exchange Listing:

Nasdaq

Trading Symbol:

Common Shares: SVC

Key Data (as of and for the three months ended September 30, 2021):
(dollars in 000s)

Total properties:		1,098
Hotels		304
Net lease properties		794
Number of hotel rooms/suites		48,439
Total net lease square feet		13,574,656
Q3 2021 Total revenues	$	437,099
Q3 2021 Net loss	$	(59,714)
Q3 2021 Normalized FFO	$	43,781
Q3 2021 Adjusted EBITDAre	$	137,324

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Supplemental Q3 2021 3

Supplemental Q3 2021 4 Board of Trustees Laurie B. Burns Robert E. Cramer Donna D. Fraiche Independent Trustee Independent Trustee Lead Independent Trustee John L. Harrington William A. Lamkin John G. Murray Independent Trustee Independent Trustee Managing Trustee Adam D. Portnoy Chair of the Board & Managing Trustee Senior Management John G. Murray Brian E. Donley Todd W. Hargreaves President and Chief Executive Officer Chief Financial Officer and Treasurer Vice President and Chief Investment Officer Contact Information Investor Relations Inquiries Service Properties Trust Financial, investor and media inquiries should be directed to: Two Newton Place Kristin Brown, Director, Investor Relations at 255 Washington Street/Suite 300 (617) 796-8232, or kbrown@rmrgroup.com. Newton, MA 02458-1634 (t) (617) 964-8389 (email) info@svcreit.com (website) www.svcreit.com Investor Information RETURN TO TABLE OF CONTENTS Royal Sonesta Harbor Court Baltimore Baltimore, MD

Research Coverage

Equity Research Coverage [1]

B. Riley Securities, Inc.
Bryan Maher
(646) 885-5423
bmaher@brileyfin.com

BTIG
James Sullivan
(212) 738-6139
jsullivan@btig.com

Janney Montgomery Scott
Tyler Batory
(215) 665-4448
tbatory@janney.com

Wells Fargo Securities
Dori Kesten
(617) 603-4233
dori.kesten@wellsfargo.com

Rating Agencies [1]

Moody's Investors Service
Reed Valutas
(212) 553-4169
reed.valutas@moodys.com

S&P Global
Michael Souers
(212) 438-2508
michael.souers@spglobal.com

Senior Unsecured Debt Ratings

Standard & Poor's: BB-/BB*
Moody's: Ba2/ Ba1*

* BB/ Ba1 rating assigned to guaranteed Senior Unsecured Notes.



The Royal Sonesta Chicago River North
Chicago, IL

(1) SVC is followed by the analysts and its publicly held debt is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding SVC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SVC or its management. SVC does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

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Key Financial Data

(dollars in thousands, except per share data)

	As of and For the Three Months Ended				
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Selected Balance Sheet Data:					
Total gross assets	$ 12,852,602	$12,845,383	$12,892,150	$11,967,429	$ 12,009,267
Total assets	$ 9,334,831	$ 9,415,735	$ 9,514,515	$ 8,687,319	$ 8,796,673
Total liabilities	$ 7,581,089	$ 7,601,084	$ 7,607,983	$ 6,584,529	$ 6,554,589
Total shareholders' equity	$ 1,753,742	$ 1,814,651	$ 1,906,532	$ 2,102,790	$ 2,242,084
Selected Income Statement Data:					
Total revenues	$ 437,099	$ 375,936	$ 261,170	$ 270,043	$ 296,495
Net loss	$ (59,714)	$ (91,110)	$ (194,990)	$ (137,740)	$ (102,642)
FFO	$ 40,376	$ 19,151	$ (62,456)	$ (43,124)	$ 23,195
Normalized FFO	$ 43,781	$ 25,840	$ (41,996)	$ (22,474)	$ 23,195
Adjusted EBITDAre	$ 137,324	$ 118,577	$ 48,705	$ 64,953	$ 103,611
Per Common Share Data (basic and diluted):					
Net loss	$ (0.36)	$ (0.55)	$ (1.19)	$ (0.84)	$ (0.62)
FFO	$ 0.25	$ 0.12	$ (0.38)	$ (0.26)	$ 0.14
Normalized FFO	$ 0.27	$ 0.16	$ (0.26)	$ (0.14)	$ 0.14
Dividend Data:					
Annualized dividends paid per share during the period	$ 0.04	$ 0.04	$ 0.04	$ 0.04	$ 0.04
Annualized dividend yield (at end of period)	0.4 %	0.3 %	0.3 %	0.5 %	0.6 %
Normalized FFO payout ratio	3.7 %	6.3 %	(3.8)%	(7.1)%	7.1 %



Sonesta Atlanta Northwest Galleria
Atlanta, GA

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Supplemental Q3 2021 6

Supplemental Q3 2021 7 September 30, 2021 December 31, 2020 ASSETS Real estate properties: Land $ 2,036,297 $ 2,030,440 Buildings, improvements and equipment 9,109,518 9,131,832 Total real estate properties, gross 11,145,815 11,162,272 Accumulated depreciation (3,517,771) (3,280,110) Total real estate properties, net 7,628,044 7,882,162 Acquired real estate leases and other intangibles, net 288,852 325,845 Assets held for sale 3,707 13,543 Cash and cash equivalents 912,532 73,332 Restricted cash 1,657 18,124 Due from related persons 46,660 55,530 Other assets, net 453,379 318,783 Total assets $ 9,334,831 $ 8,687,319 LIABILITIES AND SHAREHOLDERS' EQUITY Revolving credit facility $ 1,000,000 $ 78,424 Senior unsecured notes, net 6,139,787 6,130,166 Accounts payable and other liabilities 430,694 345,373 Due to related persons 10,608 30,566 Total liabilities 7,581,089 6,584,529 Commitments and contingencies Shareholders' equity: Common shares of beneficial interest, $.01 par value; 200,000,000 shares authorized; 165,092,638 and 164,823,833 shares issued and outstanding, respectively 1,651 1,648 Additional paid in capital 4,552,087 4,550,385 Cumulative other comprehensive loss (755) (760) Cumulative net income available for common shareholders 2,834,449 3,180,263 Cumulative common distributions (5,633,690) (5,628,746) Total shareholders' equity 1,753,742 2,102,790 Total liabilities and shareholders' equity $ 9,334,831 $ 8,687,319 Condensed Consolidated Balance Sheets (dollars in thousands, except share data) RETURN TO TABLE OF CONTENTS Royal Sonesta New Orleans New Orleans, LA

Supplemental Q3 2021 8 Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 2021 2020 Revenues: Hotel operating revenues (1) $ 338,375 $ 199,719 $ 787,463 $ 700,578 Rental income (2) 98,724 96,776 286,742 294,633 Total revenues 437,099 296,495 1,074,205 995,211 Expenses: Hotel operating expenses (1)(3) 285,233 174,801 723,769 492,906 Other operating expenses 4,437 3,705 11,758 11,029 Depreciation and amortization 124,163 122,204 370,208 377,557 General and administrative 14,231 12,295 40,840 37,621 Transaction related costs (4) 3,149 — 28,934 — Loss on asset impairment (5) — 10,248 2,110 55,502 Total expenses 431,213 323,253 1,177,619 974,615 Gain (loss) on sale of real estate, net (6) 94 109 10,934 (9,655) Unrealized gain on equity securities, net (7) 24,348 5,606 20,367 4,409 Gain on insurance settlement (8) — — — 62,386 Interest income 203 6 485 283 Interest expense (including amortization of debt issuance costs and debt discounts and premiums of $5,877, $3,877, $15,123 and $10,651 respectively) (92,458) (80,532) (273,227) (223,679) Loss on early extinguishment of debt (9) — — — (6,970) Loss before income taxes and equity in earnings (losses) of an investee (61,927) (101,569) (344,855) (152,630) Income tax benefit (expense) (8) 55 296 (1,009) (16,706) Equity in earnings (losses) of an investee (10) 2,158 (1,369) 50 (4,305) Net loss $ (59,714) $ (102,642) $ (345,814) $ (173,641) Weighted average common shares outstanding (basic and diluted) 164,590 164,435 164,532 164,397 Net loss per common share (basic and diluted) $ (0.36) $ (0.62) $ (2.10) $ (1.06) (amounts in thousands, except per share data) Condensed Consolidated Statements of Income (Loss) RETURN TO TABLE OF CONTENTS See accompanying notes on page 11.

Calculation of FFO and Normalized FFO

SERVICE PROPERTIES TRUST

(amounts in thousands, except per share data)

		For the Three Months Ended					For the Nine Months Ended	
		9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020	9/30/2021	9/30/2020
Net loss		$ (59,714)	$ (91,110)	$ (194,990)	$ (137,740)	$ (102,642)	$ (345,814)	$ (173,641)
Add (Less):	Depreciation and amortization	124,163	121,677	124,368	121,351	122,204	370,208	377,557
	Loss on asset impairment [5]	–	899	1,211	254	10,248	2,110	55,502
	(Gain) loss on sale of real estate, net [6]	(94)	(10,849)	9	(11,916)	(109)	(10,934)	9,655
	Unrealized (gain) loss on equity securities, net [7]	(24,348)	(2,500)	6,481	(15,473)	(5,606)	(20,367)	(4,409)
	Adjustments to reflect our share of FFO attributable to an investee [10]	369	1,034	465	400	(900)	1,868	(461)
FFO		40,376	19,151	(62,456)	(43,124)	23,195	(2,929)	264,203
Add (Less):	Gain on insurance settlement, net of tax [8]	–	–	–	(1,800)	–	–	(46,736)
	Loss on early extinguishment of debt [9]	–	–	–	2,424	–	–	6,970
	Adjustments to reflect our share of Normalized FFO attributable to an investee [10]	256	538	825	964	–	1,619	–
	Loss contingency [11]	–	–	–	3,962	–	–	–
	Transaction related costs [4]	3,149	6,151	19,635	15,100	–	28,934	–
Normalized FFO		$ 43,781	$ 25,840	$ (41,996)	$ (22,474)	$ 23,195	$ 27,624	$ 224,437
Weighted average shares outstanding (basic and diluted)		164,590	164,506	164,498	164,498	164,435	164,532	164,397
Basic and diluted per share common share amounts:								
Net loss		$ (0.36)	$ (0.55)	$ (1.19)	$ (0.84)	$ (0.62)	$ (2.10)	$ (1.06)
FFO		$ 0.25	$ 0.12	$ (0.38)	$ (0.26)	$ 0.14	$ (0.02)	$ 1.61
Normalized FFO		$ 0.27	$ 0.16	$ (0.26)	$ (0.14)	$ 0.14	$ 0.17	$ 1.37

See accompanying notes on page 11.

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Supplemental Q3 2021 9

Calculation of EBITDA, EBITDA*re* and Adjusted EBITDA*re*

SERVICE PROPERTIES TRUST

(dollars in thousands)

		For the Three Months Ended					For the Nine Months Ended	
		9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020	9/30/2021	9/30/2020
Net loss		$ (59,714)	$ (91,110)	$ (194,990)	$ (137,740)	$ (102,642)	$ (345,814)	$ (173,641)
Add (Less):	Interest expense	92,458	91,378	89,391	82,811	80,532	273,227	223,679
	Income tax (benefit) expense [8]	(55)	211	853	505	(296)	1,009	16,706
	Depreciation and amortization	124,163	121,677	124,368	121,351	122,204	370,208	377,557
EBITDA		156,852	122,156	19,622	66,927	99,798	298,630	444,301
Add (Less):	Loss on asset impairment [5]	–	899	1,211	254	10,248	2,110	55,502
	(Gain) loss on sale of real estate, net [6]	(94)	(10,849)	9	(11,916)	(109)	(10,934)	9,655
	Adjustments to reflect our share of EBITDA*re* attributable to an investee [10]	464	1,116	543	–	–	2,123	–
EBITDA*re*		157,222	113,322	21,385	55,265	109,937	291,929	509,458
Add (less):	Unrealized (gain) loss on equity securities, net [7]	(24,348)	(2,500)	6,481	(15,473)	(5,606)	(20,367)	(4,409)
	Gain on insurance settlement [8]	–	–	–	–	–	–	(62,386)
	Loss on early extinguishment of debt [9]	–	–	–	2,424	–	–	6,970
	Adjustments to reflect our share of Adjusted EBITDA*re* attributable to an investee [10]	256	538	825	2,755	(1,583)	1,619	(1,004)
	Loss contingency [11]	–	–	–	3,962	–	–	–
	Transaction related costs [4]	3,149	6,151	19,635	15,100	–	28,934	–
	General and administrative expense paid in common shares [12]	1,045	1,066	379	920	863	2,490	2,285
Adjusted EBITDA*re*		$ 137,324	$ 118,577	$ 48,705	$ 64,953	$ 103,611	$ 304,605	$ 450,914

See accompanying notes on page 11.

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Supplemental Q3 2021 10

Supplemental Q3 2021 11 Notes to Consolidated Statements of Income (Loss) and Calculations of FFO, Normalized FFO, EBITDA, EBITDAre, Adjusted EBITDAre, Hotel EBITDA and Adjusted Hotel EBITDA (dollar in thousands) RETURN TO TABLE OF CONTENTS (1) As of September 30, 2021, we owned 304 hotels. Our condensed consolidated statements of income (loss) include hotel operating revenues and expenses of managed hotels and rental income from leased hotels. (2) We reduced rental income by $905 and increased rental income by $2,370 for the three months ended September 30, 2021 and 2020, respectively, and reduced rental income by $3,087 and $298 for the nine months ended September 30, 2021 and 2020, respectively, to record scheduled rent changes under certain of our leases, the deferred rent obligations under our leases with TravelCenters of America Inc., or TA, and the estimated future payments to us under our leases with TA for the cost of removing underground storage tanks on a straight-line basis. (3) When managers of our hotels are required to fund the shortfalls of minimum returns under the terms of our management agreements or their guarantees, we reflect such fundings (including security deposit applications) in our condensed consolidated statements of income (loss) as a reduction of hotel operating expenses. The net reduction to hotel operating expenses was $30,474 for the three months ended September 30, 2020 and $15,696 and $222,134 for the nine months ended September 30, 2021 and 2020, respectively. There was no net reduction to hotel operating expenses during the three months ended September 30, 2021. (4) Transaction related costs for the three months ended September 30, 2021 of $3,149 are primarily related to legal costs related to our arbitration proceeding with Marriott International Inc., or Marriott. Transaction related costs for the three months ended June 30, 2021 included $3,700 of working capital we previously funded under our agreement with Hyatt as a result of the amount no longer expected to be recoverable, $1,110 of legal costs related to our arbitration proceeding with Marriott and $1,341 of hotel manager transition costs. Transaction related costs for the three months ended March 31, 2021 included $1,004 of legal costs related to our arbitration proceeding with Marriott and $18,631 of hotel manager transition related costs resulting from the rebranding of 88 hotels during the period. Hotel operating expenses for the three months ended December 31, 2020 included $15,100 of hotel manager transition related costs resulting from the rebranding of 112 hotels during the period. (5) We recorded a $10,248 loss on asset impairment during the three months ended September 30, 2020 to reduce the carrying value of one hotel and two net lease properties to their estimated fair value less costs to sell. We recorded a $2,110 loss on asset impairment during the nine months ended September 30, 2021 to reduce the carrying value of five net lease properties to their estimated fair value less costs to sell and a $55,502 loss on asset impairment during the nine months ended September 30, 2020 to reduce the carrying value of 18 hotel properties and eight net lease properties to their estimated fair value less costs to sell. (6) We recorded a $94 net gain on sale of real estate during the three months ended September 30, 2021 in connection with the sale of two net lease properties. We recorded a $10,849 net gain on sale of real estate during the three months ended June 30, 2021 in connection with the sale of six hotels and two net lease properties. We recorded a $9 net loss on sale of real estate during the three months ended March 31, 2021 in connection with the sale of one net lease property, a $11,916 net gain on sale of real estate during the three months ended December 31, 2020 in connection with the sales of 18 hotels and six net lease properties, and a $109 net gain on sale of real estate during the three months ended September 30, 2020 in connection with the sales of five net lease properties. (7) Unrealized gain (loss) on equity securities, net represents the adjustment required to adjust the carrying value of our investment in shares of TA common stock to their fair value. (8) We recorded a $62,386 gain on insurance settlement during the nine months ended September 30, 2020 for insurance proceeds received for our then leased hotel in San Juan, PR related to Hurricane Maria. Under GAAP, we were required to increase the building basis of this hotel for the amount of the insurance proceeds. We also recorded a $15,650 deferred tax liability as a result of the book value to tax basis difference related to this accounting during the nine months ended September 30, 2020. We recorded a reduction to this deferred tax liability of $1,800 for the three months ended December 31, 2020. (9) We recorded a loss of $2,424 and $6,970 during the quarters ended December 31, 2020 and September 30, 2020, respectively, on extinguishment of debt, net of unamortized discount and deferred financing costs, relating to our repayment of our $400,000 term loan and certain unsecured senior notes. (10) Represents our proportionate share from our equity investment in Sonesta. (11) Hotel operating expenses for the three months ended December 31, 2020 includes a $3,962 loss contingency related to a litigation matter relating to certain of our hotels. (12) Amounts represent the equity compensation for our Trustees, officers and certain other employees of our manager. (13) Various percentages of total sales at certain of our hotels are escrowed as reserves for future renovations or refurbishments, or FF&E reserve escrows. We own all the FF&E reserve escrows for our hotels. (14) We are amortizing a liability we recorded for the fair value of our initial investment in Sonesta as a reduction to hotel operating expenses in our condensed consolidated statements of income (loss).

Debt Summary

SERVICE PROPERTIES TRUST

As of September 30, 2021
(dollars in thousands)

	Interest Rate	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity
Floating Rate Debt:					
$1,000,000 revolving credit facility [1][2]	2.850 %	$ 1,000,000	7/15/22	$ 1,000,000	0.8
Unsecured Fixed Rate Debt:					
Senior unsecured notes due 2022	5.000 %	500,000	8/15/22	500,000	0.9
Senior unsecured notes due 2023	4.500 %	500,000	6/15/23	500,000	1.7
Senior unsecured notes due 2024	4.650 %	350,000	3/15/24	350,000	2.5
Senior unsecured notes due 2024	4.350 %	825,000	10/1/24	825,000	3.0
Senior unsecured notes due 2025	4.500 %	350,000	3/15/25	350,000	3.5
Senior unsecured notes due 2025 [3]	7.500 %	800,000	9/15/25	800,000	4.0
Senior unsecured notes due 2026	5.250 %	350,000	2/15/26	350,000	4.4
Senior unsecured notes due 2026	4.750 %	450,000	10/1/26	450,000	5.0
Senior unsecured notes due 2027	4.950 %	400,000	2/15/27	400,000	5.4
Senior unsecured notes due 2027 [3]	5.500 %	450,000	12/15/27	450,000	6.2
Senior unsecured notes due 2028	3.950 %	400,000	1/15/28	400,000	6.3
Senior unsecured notes due 2029	4.950 %	425,000	10/1/29	425,000	8.0
Senior unsecured notes due 2030	4.375 %	400,000	2/15/30	400,000	8.4
Subtotal / weighted average	5.065 %	6,200,000		6,200,000	4.4
Total / weighted average [4]	4.758 %	$ 7,200,000		$ 7,200,000	3.9

(1) We are required to pay interest on borrowings under our revolving credit facility at a rate of LIBOR plus a premium of 235 basis points per annum, subject to an interest rate floor of 0.50%. We also pay a facility fee of 30 basis points per annum on the total amount of lending commitments under our revolving credit facility. Both the interest rate premium and facility fee are subject to adjustment based upon changes to our credit ratings. The interest rate listed above is as of September 30, 2021. Subject to the payment of an extension fee and meeting certain other conditions, we may extend the maturity date of our credit facility by two additional six month periods.

(2) We have provided equity pledges on certain of our property owning subsidiaries and provided first mortgage liens on 74 properties owned by the pledged subsidiaries to secure our obligations under the credit agreement governing out credit facility.

(3) The notes are guaranteed by certain of our subsidiaries.

(4) The carrying value of our total debt of $7,139,787 as of September 30, 2021 is net of unamortized discounts and premiums and certain issuance costs totaling $60,213.

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Supplemental Q3 2021 12

Supplemental Q3 2021 13 (1) Represents amounts outstanding under our $1.0 billion revolving credit facility at September 30, 2021. Subject to the payment of an extension fee and meeting certain other conditions, we may extend the maturity date of our credit facility by two additional six month periods. Debt Maturity Schedule As of September 30, 2021 RETURN TO TABLE OF CONTENTS (1) $1,000 Sonesta Columbus Columbus, OH

Leverage Ratios, Coverage Ratios and Public Debt Covenants

SERVICE PROPERTIES TRUST

	As of and For the Three Months Ended				
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Leverage Ratios:					
Net debt / total gross assets	48.9 %	48.9 %	49.1 %	51.8 %	51.9 %
Net debt / gross book value of real estate assets and cash and cash equivalents	50.8 %	50.7 %	51.0 %	53.7 %	54.4 %
Secured debt/ total assets	0.9 %	1.1 %	0.9 %	0.9 %	14.0 %
Variable rate debt / Net debt	15.9 %	15.9 %	15.8 %	1.3 %	7.7 %
Coverage Ratios:					
Rolling four-quarter Adjusted EBITDAre/ rolling four-quarter interest expense	1.04x	1.0x	1.1x	1.7x	2.3x
Net debt / rolling four-quarter Adjusted EBITDAre	17.0x [1]	18.7x	17.1x	12.0x	9.2x

	As of and For the Trailing Twelve Months Ended				
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Public Debt Covenants:					
Maintenance Covenant					
Total unencumbered assets / unsecured debt - required minimum 150%	179.5 %	179.1 %	179.6 %	167.3 %	197.2 %
Incurrence Covenants [2]					
Total debt / adjusted total assets - allowable maximum 60.0%	55.5 %	55.6 %	55.4 %	51.3 %	50.4 %
Secured debt / adjusted total assets - allowable maximum 40.0%	7.7 %	7.7 %	7.7 %	0.6 %	3.9 %
Consolidated income available for debt service / debt service - required minimum 1.50x	1.06x	1.00x	1.12x	1.56x	2.05x



Sonesta Philadelphia Downtown
Philadelphia, PA

(1) The ratio of net debt to annualized adjusted EBITDAre for the three months ended September 2021 was 11.4x.
(2) As of September 30, 2021, we were below the covenant levels under our debt agreements necessary to incur debt, and, as a result, we will not be able to incur additional debt while below these levels.

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Supplemental Q3 2021 14

SERVICE PROPERTIES TRUST

Capital Expenditures and Restricted Cash Activity

(dollars in thousands)

Capital Expenditures	For the Three Months Ended				
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Hotel capital improvements & FF&E Reserve fundings [1]	$ 19,384	$ 24,167	$ 28,881	$ 32,153	$ 29,874
Net lease capital improvements	403	227	156	265	18
Total capital improvements & FF&E Reserve fundings	$ 19,787	$ 24,394	$ 29,037	$ 32,418	$ 29,892

Restricted Cash	As of and For the Three Months Ended				
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Total restricted cash (beginning of period)	$ 1,295	$ 5,096	$ 18,124	$ 38,130	$ 29,652
Manager deposits into FF&E Reserve	1,393	2,485	447	2,782	18,735
SVC fundings into FF&E Reserve:					
Marriott	69	250	7,000	15,400	21,500
Hyatt	–	–	168	–	–
Radisson	–	–	–	1,985	–
Hotel improvements funded from FF&E Reserves	(1,100)	(6,536)	(14,198)	(26,269)	(31,757)
FF&E reserves (end of period)	1,657	1,295	11,541	32,028	38,130
Hotel manager release of FF&E Reserve to SVC	–	–	(6,445)	–	–
Hotel manager deposit (withdrawal) of insurance proceeds	–	–	–	(13,904)	–
Total restricted cash (end of period)	$ 1,657	$ 1,295	$ 5,096	$ 18,124	$ 38,130


Royal Sonesta San Juan
San Juan, PR



(1) Includes amounts we funded into our FF&E reserves and amounts directly reimbursed to our hotel managers for capital expenditures.

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Supplemental Q3 2021 15

Property Acquisitions and Dispositions Information Since January 1, 2021

SERVICE PROPERTIES TRUST

(dollars in thousands, except per sq. ft. data)

ACQUISITIONS:

Date Acquired	Properties	Property Type	Brand	Location	Square Footage	Operating Agreement	Purchase Price (1)	Average Purchase Price per Room or Suite / Square Foot
3/9/2021	–	Land	N/A	Nashville, TN (2)	N/A	N/A	$ 7,600	N/A

DISPOSITIONS:

Date Disposed	Properties	Property Type	Brand	Location	Rooms or Suites/ Square Footage	Former Operating Agreement	Sales Price (1)	Average Sales Price per Room or Suite / Square Foot
03/16/2021	1	Net Lease	Vacant	Chattanooga, TN	2,797	Vacant	$ 375	$ 134
04/01/2021	1	Hotel	Courtyard	Jacksonville, FL	146	Courtyard	9,753	67
04/06/2021	1	Net Lease	Vacant	Colorado Springs, CO	32,130	Vacant	1,300	40
05/20/2021	5	Hotel	Other	Various	430	Other	22,263	52
06/11/2021	1	Net Lease	Pizza Hut	Emmitsburg, MD	3,114	Chaac Pizza Northeast, LLC	360	116
08/11/2021	1	Net Lease	Pizza Hut	Soddy Daisy, TN	2,941	American Huts, Inc.	300	102
09/30/2021	1	Net Lease	Vacant	Lincoln, IL	3,698	Vacant	370	100
10/19/2021	1	Net Lease	Vacant	Independence, MO	7,070	Vacant	915	129
	12				576 /51,750		$ 35,636	$56/ $70



Sonesta Denver
Denver, CO

(1) Represents cash purchase or sale price and excludes acquisition and closing related costs, respectively.
(2) Consists of land adjacent to a property we own in Nashville, TN.

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Supplemental Q3 2021 16

Supplemental Q3 2021 17 Number of Properties Hotel Properties 304 Number of hotel rooms 48,439 Net Lease Properties 794 Square feet 13,574,656 Total Properties 1,098 Average hotel property size 159 rooms Average net lease property size 17,097 sq. feet Investments Diversification Facts Hotels $ 7,001,786 Tenants/Operators 181 Net Lease Properties 5,157,851 Brands 146 Total Investments $ 12,159,637 Industries 22 States 47 (37 States, DC, PR, ON) Portfolio Summary As of September 30, 2021 (dollars in thousands) RETURN TO TABLE OF CONTENTS (1) Based on investment (1) (1) Royal Sonesta Boston Cambridge, MA

Consolidated Portfolio Diversification by Industry

SERVICE PROPERTIES TRUST

As of September 30, 2021
(dollars in thousands)

	Industry	No. of Properties	Rooms/ Square Footage		Investments (1)	Percent of Total Investment
1.	Hotels	304	48,439	$	7,001,786	57.6%
2.	Travel Centers	182	5,238,766		3,352,096	27.6%
3.	Restaurants-Quick Service	229	745,256		304,704	2.5%
4.	Restaurants-Casual Dining	56	441,431		203,339	1.7%
5.	Movie Theaters	22	1,152,845		190,725	1.6%
6.	Health and Fitness	13	873,258		185,458	1.5%
7.	Grocery Stores	19	1,020,819		129,219	1.1%
8.	Home Goods and Leisure	20	632,465		118,899	1.0%
9.	Medical, Dental Office	71	409,706		118,098	1.0%
10.	Automotive Equipment & Services	64	219,107		98,473	0.8%
11.	Automotive Dealers	9	172,251		64,756	0.5%
12.	Entertainment	4	199,853		61,436	0.5%
13.	General Merchandise Stores	5	406,786		56,321	0.5%
14.	Educational Services	9	220,758		55,647	0.5%
15.	Building Materials	27	429,798		31,317	0.3%
16.	Car Washes	5	41,456		28,658	0.2%
17.	Miscellaneous Manufacturing	7	763,312		32,873	0.2%
18.	Drug Stores and Pharmacies	7	67,423		19,251	0.2%
19.	Sporting Goods	3	120,847		17,595	0.1%
20.	Legal Services	5	25,429		11,362	0.1%
21.	Dollar Stores	3	27,593		2,971	–%
22.	Other	4	149,622		10,419	0.1%
24.	Vacant	30	215,875		64,234	0.4%
	Total	1,098	48,439 /13,574,656	$	12,159,637	100.0%

(1) Includes six net lease properties with an aggregate of 25,327 square feet classified as held for sale.


Royal Sonesta Kaua`i Resort
Lihue Kauai, HI



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Supplemental Q3 2021 18

Consolidated Portfolio by Geographic Diversification

SERVICE PROPERTIES TRUST

As of September 30, 2021
(dollars in thousands)

State	Total Property Count	Hotel Count	Net Lease Count	Investments[1] Total ($000s)	% of Total	Hotel ($000s)	Hotel % of Total	Net Lease ($000s)	Net Lease % of Total
California	58	36	22	$ 1,341,915	11.0 %	$ 1,069,093	15.3 %	$ 272,822	5.0 %
Texas	94	35	59	1,075,684	9.0 %	535,385	7.6 %	540,299	10.0 %
Georgia	95	21	74	754,535	6.0 %	484,041	6.9 %	270,494	5.0 %
Illinois	72	13	59	742,561	6.0 %	448,384	6.4 %	294,177	6.0 %
Florida	60	12	48	524,015	4.0 %	275,866	3.9 %	248,149	5.0 %
Ohio	51	10	41	516,072	4.0 %	184,801	2.6 %	331,271	6.0 %
Arizona	40	15	25	481,805	4.0 %	234,031	3.3 %	247,774	5.0 %
Pennsylvania	40	10	30	419,642	3.0 %	210,689	3.0 %	208,953	4.0 %
New Jersey	18	15	3	411,498	3.0 %	310,520	4.4 %	100,978	2.0 %
Louisiana	15	3	12	375,661	3.0 %	243,956	3.5 %	131,705	3.0 %
Top 10	543	170	373	6,643,388	53.0 %	3,996,766	56.9 %	2,646,622	51.0 %
Other[2]	555	134	421	5,516,249	47.0 %	3,005,020	43.1 %	2,511,229	49.0 %
Total	1,098	304	794	$ 12,159,637	100.0 %	$ 7,001,786	100.0 %	$ 5,157,851	100.0 %



Sonesta Emeryville
Emeryville, CA



(1) Includes six net lease properties with an aggregate of 25,327 square feet classified as held for sale.
(2) Consists of properties in 37 different states with an average investment of $9,939.

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Supplemental Q3 2021 19

Hotel Portfolio by Brand

SERVICE PROPERTIES TRUST

As of September 30, 2021
(dollars in thousands, except per room or suite data)

Brand	Service Level	Chain Scale	Number of Hotels	Percent of Total Number of Hotels	Number of Rooms or Suites	Percent of Total Number of Rooms or Suites	Investment	Percent of Total Hotel Investment	Investment Per Room or Suite
Royal Sonesta Hotels®	Full Service	Upper Upscale	16	5.3 %	5,303	10.9 %	$ 1,762,475	25.2 %	$ 332
Sonesta ES Suites®	Extended Stay	Upscale Midscale	92	30.3 %	11,472	23.7 %	1,559,695	22.3 %	136
Sonesta Hotels & Resorts®	Full Service	Upper Upscale	25	8.2 %	8,040	16.7 %	1,234,328	17.6 %	154
Sonesta Select	Select Service	Upscale	63	20.7 %	8,888	18.3 %	914,417	13.1 %	103
Sonesta Simply Suites	Extended Stay	Midscale	65	21.4 %	8,040	16.6 %	662,440	9.5 %	82
Hyatt Place®	Select Service	Upscale	17	5.6 %	2,107	4.3 %	235,726	3.4 %	112
Courtyard by Marriott®	Select Service	Upscale	13	4.3 %	1,813	3.8 %	172,241	2.3 %	95
Radisson® Hotels & Resorts	Full Service	Upscale	5	1.6 %	1,149	2.4 %	159,707	2.2 %	139
Crowne Plaza®	Full Service	Upscale	1	0.3 %	495	1.0 %	123,283	1.8 %	249
Radisson Blu®	Full Service	Upper Upscale	1	0.3 %	360	0.7 %	77,340	1.1 %	215
Country Inns & Suites® by Radisson	Full Service	Upper Midscale	3	1.0 %	430	0.9 %	54,076	0.8 %	126
Residence Inn by Marriott®	Extended Stay	Upscale	3	1.0 %	342	0.7 %	46,058	0.7 %	135
Total/Average Hotels			304	100.0 %	48,439	100.0 %	$ 7,001,786	100.0 %	$ 145

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Supplemental Q3 2021 20

Hotel Operating Statistics by Service Level - Comparable Hotels

SERVICE PROPERTIES TRUST

				Occupancy			ADR			RevPAR		
				Three Months Ended September 30,			Three Months Ended September 30,			Three Months Ended September 30,		
Brand	Service Level	No. of Hotels	No. of Rooms or Suites	2021	2020	Change	2021	2020	Change	2021	2020	Change
Sonesta [1]	Full Service	21	6,880	54.2 %	35.6 %	18.6 pts	$ 143.06	$ 117.20	22.1 %	$ 77.54	$ 41.72	85.8 %
Royal Sonesta [1]	Full Service	10	3,370	41.4 %	20.4 %	21.0 pts	196.83	138.21	42.4 %	81.49	28.19	189.0 %
Radisson Hotel	Full Service	4	969	60.1 %	31.2 %	28.9 pts	114.25	91.24	25.2 %	68.66	28.47	141.2 %
Crowne Plaza	Full Service	1	495	51.1 %	29.9 %	21.2 pts	123.47	92.88	32.9 %	63.09	27.77	127.2 %
Country Inn and Suites	Full Service	3	430	62.4 %	29.1 %	33.3 pts	130.77	90.88	43.9 %	81.60	26.45	208.6 %
Radisson Blu	Full Service	1	360	34.9 %	14.1 %	20.8 pts	124.30	92.30	34.7 %	43.38	13.01	233.3 %
Full Service Total / Average		40	12,504	50.8 %	30.1 %	20.7 pts	150.64	116.78	29.0 %	76.53	35.15	117.7 %
Sonesta Select [1]	Select Service	63	8,888	42.2 %	28.7 %	13.5 pts	112.78	94.11	19.8 %	47.59	27.01	76.2 %
Hyatt Place	Select Service	17	2,107	66.7 %	47.1 %	19.6 pts	111.53	88.21	26.4 %	74.39	41.55	79.1 %
Courtyard	Select Service	13	1,813	61.1 %	32.1 %	29.0 pts	114.08	87.58	30.3 %	69.70	28.11	147.9 %
Select Service Total / Average		93	12,808	48.9 %	32.2 %	16.7 pts	112.73	91.77	22.8 %	55.12	29.55	86.5 %
Sonesta ES Suites [1]	Extended Stay	91	11,326	73.5 %	60.0 %	13.5 pts	107.09	96.96	10.4 %	78.71	58.18	35.3 %
Sonesta Simply Suites [1]	Extended Stay	65	8,040	78.6 %	70.3 %	8.3 pts	73.84	65.38	12.9 %	58.04	45.96	26.3 %
Residence Inn	Extended Stay	3	342	69.9 %	46.8 %	23.1 pts	118.37	102.45	15.5 %	82.74	47.95	72.6 %
Extended Stay Total / Average		159	19,708	75.4 %	64.0 %	11.4 pts	93.40	82.82	12.8 %	70.42	53.00	32.9 %
		292	45,020	60.9 %	45.5 %	15.4 pts	$ 111.18	$ 90.87	22.4 %	$ 67.71	$ 41.35	63.7 %

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants' operating data.

(1) Includes operating data for periods prior to when certain hotels were managed by Sonesta.

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Supplemental Q3 2021 21

Hotel Operating Statistics by Service Level - Comparable Hotels

SERVICE PROPERTIES TRUST

Brand	Service Level	No. of Hotels	No. of Rooms or Suites	Occupancy Nine Months Ended September 30, 2021	Occupancy 2020	Occupancy Change	ADR Nine Months Ended September 30, 2021	ADR 2020	ADR Change	RevPAR Nine Months Ended September 30, 2021	RevPAR 2020	RevPAR Change
Sonesta [(1)]	Full Service	18	6,110	45.2 %	38.0 %	7.2 pts	$ 112.69	$ 120.44	(6.4)%	$ 50.94	$ 45.77	11.3 %
Royal Sonesta [(1)]	Full Service	7	2,002	31.7 %	28.7 %	3.0 pts	159.52	152.79	4.4 %	50.57	43.85	15.3 %
Radisson Hotel	Full Service	4	969	50.9 %	36.5 %	14.4 pts	104.19	106.76	(2.4)%	53.03	38.97	36.1 %
Crowne Plaza	Full Service	1	495	46.6 %	28.9 %	17.7 pts	110.77	120.55	(8.1)%	51.62	34.84	48.2 %
Country Inn and Suites	Full Service	1	84	51.7 %	44.1 %	7.6 pts	88.16	83.54	5.5 %	45.58	36.84	23.7 %
Radisson Blu	Full Service	1	360	23.7 %	26.2 %	(2.5)pts	110.09	112.06	(1.8)%	26.09	29.36	(11.1)%
Full Service Total / Average		32	10,020	42.4 %	35.2 %	7.2 pts	118.31	123.73	(4.4)%	50.16	43.55	15.2 %
Sonesta Select [(1)]	Select Service	63	8,888	35.7 %	31.2 %	4.5 pts	99.91	114.77	(12.9)%	35.67	35.81	(0.4)%
Hyatt Place	Select Service	17	2,107	59.9 %	45.1 %	14.8 pts	99.56	96.61	3.1 %	59.64	43.57	36.9 %
Courtyard	Select Service	13	1,813	50.6 %	29.4 %	21.2 pts	101.10	96.05	5.3 %	51.16	28.24	81.2 %
Select Service Total / Average		93	12,808	41.8 %	33.2 %	8.6 pts	100.03	108.38	(7.7)%	41.81	35.98	16.2 %
Sonesta ES Suites [(1)]	Extended Stay	91	11,326	66.1 %	53.2 %	12.9 pts	97.64	104.83	(6.9)%	64.54	55.77	15.7 %
Sonesta Simply Suites [(1)]	Extended Stay	63	7,796	69.0 %	64.5 %	4.5 pts	69.19	70.95	(2.5)%	47.74	45.76	4.3 %
Residence Inn	Extended Stay	3	342	56.8 %	43.7 %	13.1 pts	109.29	105.99	3.1 %	62.08	46.32	34.0 %
Extended Stay Total / Average		157	19,464	67.1 %	57.5 %	9.6 pts	86.17	89.61	(3.8)%	57.82	51.53	12.2 %
		282	42,292	53.5 %	44.9 %	8.6 pts	$ 95.50	$ 100.17	(4.7)%	$ 51.09	$ 44.98	13.6 %

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants' operating data.

(1) Includes operating data for periods prior to when certain hotels were managed by Sonesta.

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Supplemental Q3 2021 22

Hotel Operating Statistics by Service Level - All Hotels[1]

SERVICE PROPERTIES TRUST

Brand	Service Level	No. of Hotels	No. of Rooms or Suites	Occupancy Three Months Ended September 30, 2021	2020	Change	ADR Three Months Ended September 30, 2021	2020	Change	RevPAR Three Months Ended September 30, 2021	2020	Change
Sonesta [2]	Full Service	25	8,040	52.8 %	30.8 %	22.0 Pts	$ 142.31	$ 117.19	21.4 %	$ 75.14	$ 36.09	108.2 %
Royal Sonesta [2]	Full Service	16	5,303	44.2 %	18.0 %	26.2 Pts	206.29	133.20	54.9 %	91.18	23.98	280.3 %
Radisson Hotel	Full Service	5	1,149	58.1 %	27.2 %	30.9 Pts	113.20	91.11	24.2 %	65.77	24.78	165.4 %
Crowne Plaza	Full Service	1	495	51.1 %	29.9 %	21.2 Pts	123.47	92.88	32.9 %	63.09	27.77	127.2 %
Country Inn and Suites	Full Service	3	430	62.4 %	29.1 %	33.3 Pts	130.77	90.88	43.9 %	81.60	26.45	208.6 %
Radisson Blu	Full Service	1	360	34.9 %	14.1 %	20.8 Pts	124.30	92.30	34.7 %	43.38	13.01	233.3 %
Full Service Total / Average		51	15,777	50.2 %	26.2 %	24.0 Pts	156.66	116.37	34.6 %	78.64	30.49	157.9 %
Sonesta Select [2]	Select Service	63	8,888	42.2 %	28.7 %	13.5 Pts	112.78	94.11	19.8 %	47.59	27.01	76.2 %
Hyatt Place	Select Service	17	2,107	66.7 %	47.1 %	19.6 Pts	111.53	88.21	26.4 %	74.39	41.55	79.1 %
Courtyard	Select Service	13	1,813	61.1 %	32.1 %	29.0 Pts	114.08	87.58	30.3 %	69.70	28.11	147.9 %
Select Service Total / Average		93	12,808	48.9 %	32.2 %	16.7 Pts	112.73	91.77	22.8 %	55.12	29.55	86.5 %
Sonesta ES Suites [2]	Extended Stay	92	11,472	73.2 %	59.4 %	13.8 Pts	107.26	96.89	10.7 %	78.51	57.55	36.4 %
Sonesta Simply Suites [2]	Extended Stay	65	8,040	78.6 %	70.3 %	8.3 Pts	73.84	65.38	12.9 %	58.04	45.96	26.3 %
Residence Inn	Extended Stay	3	342	69.9 %	46.8 %	23.1 Pts	118.37	102.45	15.5 %	82.74	47.95	72.6 %
Extended Stay Total / Average		160	19,854	75.3 %	63.6 %	11.7 Pts	93.58	82.80	13.0 %	70.47	52.66	33.8 %
		304	48,439	60.1 %	43.4 %	16.7 Pts	$ 114.55	$ 90.99	25.9 %	$ 68.84	$ 39.49	74.3 %

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants' operating data.

(1) Results of all hotels owned as of September 30, 2021. Excludes the results of hotels sold during the periods presented.
(2) Includes operating data for periods prior to when certain hotels were managed by Sonesta.

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Supplemental Q3 2021 23

Hotel Operating Statistics by Service Level - All Hotels[1]

SERVICE PROPERTIES TRUST

Brand	Service Level	No. of Hotels	No. of Rooms or Suites	Occupancy: Nine Months Ended September 30, 2021	2020	Change	ADR: Nine Months Ended September 30, 2021	2020	Change	RevPAR: Nine Months Ended September 30, 2021	2020	Change
Sonesta [2]	Full Service	25	8,040	45.2 %	35.3 %	9.9 Pts	$ 127.71	$ 126.15	1.2 %	$ 57.72	$ 44.53	29.6 %
Royal Sonesta [2]	Full Service	16	5,303	35.1 %	26.0 %	9.1 Pts	186.68	183.16	1.9 %	65.52	47.62	37.6 %
Radisson Hotel	Full Service	5	1,149	48.4 %	33.3 %	15.1 Pts	103.06	114.62	(10.1)%	49.88	38.17	30.7 %
Crowne Plaza	Full Service	1	495	46.6 %	28.9 %	17.7 Pts	110.77	120.55	(8.1)%	51.62	34.84	48.2 %
Country Inn and Suites	Full Service	3	430	48.8 %	26.7 %	22.1 Pts	110.59	103.60	6.7 %	53.97	27.66	95.1 %
Radisson Blu	Full Service	1	360	23.7 %	26.2 %	(2.5)Pts	110.09	112.06	(1.8)%	26.09	29.36	(11.1)%
Full Service Total / Average		51	15,777	41.8 %	31.6 %	10.2 Pts	140.33	138.91	1.0 %	58.66	43.90	33.6 %
Sonesta Select [2]	Select Service	63	8,888	42.2 %	31.2 %	11.0 Pts	99.91	114.77	(12.9)%	42.16	35.81	17.7 %
Hyatt Place	Select Service	17	2,107	66.7 %	45.1 %	21.6 Pts	99.56	96.61	3.1 %	66.41	43.57	52.4 %
Courtyard	Select Service	13	1,813	61.1 %	29.4 %	31.7 Pts	101.10	96.05	5.3 %	61.77	28.24	118.7 %
Select Service Total / Average		93	12,808	41.8 %	33.2 %	8.6 Pts	100.03	108.38	(7.7)%	41.81	35.98	16.2 %
Sonesta ES Suites [2]	Extended Stay	92	11,472	73.2 %	52.8 %	20.4 Pts	97.78	105.05	(6.9)%	71.57	55.47	29.0 %
Sonesta Simply Suites [2]	Extended Stay	65	8,040	78.6 %	63.6 %	15.0 Pts	68.81	70.69	(2.7)%	54.08	44.96	20.3 %
Residence Inn	Extended Stay	3	342	69.9 %	43.7 %	26.2 Pts	109.29	105.99	3.1 %	76.39	46.32	64.9 %
Extended Stay Total / Average		160	19,854	67.1 %	57.0 %	10.1 Pts	85.95	89.53	(4.0)%	57.67	51.03	13.0 %
		304	48,439	52.2 %	42.6 %	9.6 Pts	$ 102.84	$ 105.14	(2.2)%	$ 53.68	$ 44.79	19.8 %

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants' operating data.

(1) Results of all hotels owned as of September 30, 2021. Excludes the results of hotels sold during the periods presented.

(2) Includes operating data for periods prior to when certain hotels were managed by Sonesta.

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Supplemental Q3 2021 24

Calculation and Reconciliation of Hotel EBITDA and Adjusted Hotel EBITDA - Comparable Hotels

SERVICE PROPERTIES TRUST

(dollars in thousands)

	Three Months Ended					For the Nine Months Ended	
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020	9/30/2021	9/30/2020
Number of hotels	*292*	*292*	*292*	*292*	*292*	*282*	*282*
Room revenues	$ 276,288	$ 234,404	$ 144,604	$ 147,365	$ 171,017	$ 586,755	$ 520,527
Food and beverage revenues	20,658	16,744	7,504	7,520	6,556	27,166	36,577
Other revenues	11,453	10,514	6,928	7,387	10,741	19,818	22,136
Hotel operating revenues - comparable hotels	308,399	261,662	159,036	162,272	188,314	633,739	579,240
Rooms expenses	84,283	74,834	52,659	55,110	54,975	193,119	173,246
Food and beverage expenses	16,517	13,288	7,874	8,913	8,822	23,581	37,065
Other direct and indirect expenses	115,454	100,065	102,244	104,583	91,152	285,749	271,407
Management fees	11,821	10,106	5,065	2,043	1,641	24,256	3,854
Real estate taxes, insurance and other	26,719	26,572	26,998	26,057	25,556	72,655	70,925
FF&E reserves [13]	1,366	1,112	745	376	262	2,953	9,844
Hotel operating expenses - comparable hotels	256,160	225,977	195,585	197,082	182,408	602,313	566,341
Hotel EBITDA	$ 52,239	$ 35,685	$ (36,549)	$ (34,810)	$ 5,906	$ 31,426	$ 12,899
Loss contingency [10]	–	–	–	–	–	–	–
Adjusted Hotel EBITDA	$ 52,239	$ 35,685	$ (36,549)	$ (34,810)	$ 5,906	$ 31,426	$ 12,899
Adjusted Hotel EBITDA Margin	16.9 %	13.6 %	(23.0)%	(21.5)%	3.1 %	5.0 %	2.2 %
Hotel operating revenues (GAAP) [1]	$ 338,375	$ 280,135	$ 168,953	$ 174,520	$ 199,719	$ 787,463	$ 700,578
Add (less)							
Hotel revenues for leased hotels	–	–	–	1,898	2,328	–	11,745
Hotel operating revenues from non-comparable hotels	(29,976)	(18,473)	(9,917)	(14,146)	(13,733)	(153,724)	(133,083)
Hotel operating revenues - comparable hotels	$ 308,399	$ 261,662	$ 159,036	$ 162,272	$ 188,314	$ 633,739	$ 579,240
Hotel operating expenses (GAAP) [1]	$ 285,233	$ 243,183	$ 195,383	$ 189,898	$ 174,801	$ 723,769	$ 492,906
Add (less)							
Hotel operating expenses from non-comparable hotels	(31,105)	(28,982)	(14,196)	(9,311)	(25,666)	(141,190)	(170,200)
Reduction for security deposit and guaranty fundings, net [3]	–	10,391	13,387	13,387	30,474	15,696	222,134
Hotel expenses for leased hotels	–	–	–	2,225	2,178	–	8,848
FF&E reserves from managed hotel operations [13]	1,411	764	390	262	–	2,175	11,205
Other [14]	621	621	621	621	621	1,863	1,448
Hotel operating expenses - comparable hotels	$ 256,160	$ 225,977	$ 195,585	$ 197,082	$ 182,408	$ 602,313	$ 566,341

See accompanying notes on page 11.

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Supplemental Q3 2021 25

Calculation and Reconciliation of Hotel EBITDA and Adjusted Hotel EBITDA - All Hotels

SERVICE PROPERTIES TRUST

(dollars in thousands)

	For the Three Months Ended					For the Nine Months Ended	
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020	9/30/2021	9/30/2020
Number of hotels	*304*	*304*	*310*	*310*	*329*	*304*	*329*
Room revenues	$ 298,607	$ 248,618	$ 152,728	$ 159,022	$ 182,366	$ 699,953	$ 614,550
Food and beverage revenues	25,822	18,933	8,172	7,911	6,786	52,927	58,919
Other revenues	13,946	12,584	8,053	9,485	12,895	34,583	38,854
Hotel operating revenues	338,375	280,135	168,953	176,418	202,047	787,463	712,323
Rooms expenses	93,035	80,910	56,578	59,784	59,711	230,523	211,044
Food and beverage expenses	21,415	15,659	9,042	9,928	11,420	46,116	65,790
Other direct and indirect expenses	125,080	107,533	99,766	97,328	97,993	332,378	325,489
Management fees	12,710	10,661	5,238	2,436	1,781	28,609	5,614
Real estate taxes, insurance and other	33,614	34,347	35,741	36,655	37,169	103,702	117,720
FF&E reserves [13]	1,411	1,135	764	390	262	3,310	10,884
Hotel operating expenses	287,265	250,245	207,129	206,521	208,336	744,638	736,541
Hotel EBITDA	$ 51,110	$ 29,890	$ (38,176)	$ (30,103)	$ (6,289)	$ 42,825	$ (24,218)
Loss contingency [10]	–	–	–	3,962	–	–	–
Adjusted Hotel EBITDA	$ 51,110	$ 29,890	$ (38,176)	$ (26,141)	$ (6,289)	$ 42,825	$ (24,218)
Adjusted Hotel EBITDA Margin	15.1 %	10.7 %	(22.6)%	(14.8)%	(3.1)%	5.4 %	(3.4)%
Hotel operating revenues (GAAP) [1]	$ 338,375	$ 280,135	$ 168,953	$ 174,520	$ 199,719	$ 787,463	$ 700,578
Add: hotel revenues of leased hotels	–	–	–	1,898	2,328	–	11,745
Hotel operating revenues	$ 338,375	$ 280,135	$ 168,953	$ 176,418	$ 202,047	$ 787,463	$ 712,323
Hotel operating expenses (GAAP) [1]	$ 285,233	$ 243,183	$ 195,353	$ 189,898	$ 174,801	$ 723,769	$ 492,906
Add (less)							
Reduction for security deposit and guaranty fundings, net [3]	–	5,306	10,391	13,387	30,474	15,696	222,134
Hotel expenses for leased hotels	–	–	–	2,225	2,178	–	8,848
FF&E reserves from managed hotel operations [13]	1,411	1,135	764	390	262	3,310	11,205
Other [14]	621	621	621	621	621	1,863	1,448
Hotel operating expenses	$ 287,265	$ 250,245	$ 207,129	$ 206,521	$ 208,336	$ 744,638	$ 736,541

See accompanying notes on page 11.

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Supplemental Q3 2021 26

Net Lease Portfolio by Brand

SERVICE PROPERTIES TRUST

As of September 30, 2021
(dollars in thousands)

	Brand	No. of Buildings	Square Feet	Investment [1]	Percent of Total Investment	Annualized Minimum Rent [1]	Percent of Total Annualized Minimum Rent	Rent Coverage
1.	TravelCenters of America	134	3,720,693	$ 2,289,189	44.4 %	$ 168,012	45.3 %	2.19x
2.	Petro Stopping Centers	45	1,470,004	1,021,226	19.8 %	78,099	21.1 %	1.90x
3.	AMC Theatres	11	575,967	102,580	2.0 %	8,237	2.2 %	-0.16x
4.	The Great Escape	14	542,666	98,242	1.9 %	7,140	1.9 %	1.70x
5.	Life Time Fitness	3	420,335	92,617	1.8 %	5,770	1.6 %	0.62x
6.	Buehler's Fresh Foods	5	502,727	76,536	1.5 %	5,657	1.5 %	5.90x
7.	Heartland Dental	59	234,274	61,120	1.2 %	4,561	1.2 %	5.04x
8.	Norms	10	63,490	53,673	1.0 %	1,584	0.4 %	0.47x
9.	Express Oil Change	23	83,825	49,724	1.0 %	3,717	1.0 %	3.57x
10.	Pizza Hut	42	171,858	47,641	0.9 %	3,341	0.9 %	1.59x
11.	Regal Cinemas	6	266,546	44,476	0.9 %	3,658	1.0 %	-0.08x
12.	Flying J Travel Plaza	3	48,069	41,681	0.8 %	3,183	0.9 %	4.03x
13.	Courthouse Athletic Club	4	193,659	39,688	0.8 %	1,850	0.5 %	1.13x
14.	Fleet Farm	1	218,248	37,802	0.7 %	2,675	0.7 %	1.97x
15.	Church's Chicken	44	58,401	35,370	0.7 %	2,469	0.7 %	1.83x
16.	Big Al's	2	111,912	35,214	0.7 %	2,336	0.6 %	0.85x
17.	B&B Theatres	4	261,300	34,369	0.7 %	2,000	0.5 %	0.16x
18.	America's Auto Auction	6	72,338	34,314	0.7 %	3,216	0.9 %	7.38x
19.	Burger King	21	68,710	34,289	0.7 %	2,073	0.6 %	2.32x
20.	Hardee's	19	62,792	31,844	0.6 %	2,089	0.6 %	2.37x
21.	Martin's	16	81,909	31,144	0.6 %	2,288	0.6 %	1.61x
22.	Arby's	19	57,868	29,166	0.6 %	1,723	0.5 %	4.23x
23.	Creme de la Creme	4	81,929	29,131	0.6 %	2,429	0.7 %	0.68x
24.	Mister Car Wash	5	41,456	28,658	0.6 %	2,128	0.6 %	1.76x
25.	Popeye's Chicken & Biscuits	20	45,708	28,434	0.6 %	1,910	0.5 %	4.15x
26.	Other [2]	274	4,117,972	749,723	14.2 %	48,800	13.0 %	3.86x
	Total	794	13,574,656	$ 5,157,851	100.0 %	$ 370,945	100.0 %	2.37x



457
Popeyes
LOUISIANA KITCHEN

457 W. Broadway Road
Tempe, AZ

(1) Includes six net lease properties with an aggregate of 25,327 square feet classified as held for sale with annual minimum rent of $214.
(2) Consists of 109 distinct brands with an average investment of $2,736 per building.

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Supplemental Q3 2021 27

Net Lease Portfolio by Industry

SERVICE PROPERTIES TRUST

As of September 30, 2021
(dollars in thousands)

	Industry	No. of Buildings	Square Feet	Investment [1]	Percent of Total Investment	Annualized Minimum Rent [1]	Percent of Total Annualized Minimum Rent	Rent Coverage
1.	Travel Centers	182	5,238,766	$ 3,352,096	65.0%	$ 249,293	67.2%	2.12x
2.	Restaurants-Quick Service	229	745,256	304,704	5.9%	20,418	5.5%	2.71x
3.	Restaurants-Casual Dining	56	441,431	203,339	3.9%	10,390	2.8%	1.69x
4.	Movie Theaters	22	1,152,845	190,725	3.7%	14,495	3.9%	-0.03x
5.	Health and Fitness	13	873,258	185,458	3.6%	10,747	2.9%	1.04x
6.	Grocery Stores	19	1,020,819	129,219	2.5%	9,123	2.5%	5.23x
7.	Home Goods and Leisure	20	632,465	118,899	2.3%	9,041	2.4%	1.99x
8.	Medical, Dental Office	71	409,706	118,098	2.3%	9,351	2.5%	4.63x
9.	Automotive Equipment & Services	64	219,107	98,473	1.9%	7,125	1.9%	2.74x
10.	Automotive Dealers	9	172,251	64,756	1.3%	5,358	1.4%	7.08x
11.	Entertainment	4	199,853	61,436	1.2%	4,334	1.2%	1.76x
12.	General Merchandise Stores	5	406,786	56,321	1.1%	3,892	1.0%	3.14x
13.	Educational Services	9	220,758	55,647	1.1%	4,376	1.2%	1.53x
14.	Building Materials	27	429,798	31,317	0.6%	2,608	0.7%	4.20x
15.	Car Washes	5	41,456	28,658	0.6%	2,128	0.6%	1.76x
16.	Miscellaneous Manufacturing	7	763,312	32,873	0.6%	2,445	0.7%	15.56x
17.	Drug Stores and Pharmacies	7	67,423	19,251	0.4%	1,258	0.3%	1.61x
18.	Sporting Goods	3	120,847	17,595	0.3%	1,070	0.3%	3.73x
19.	Legal Services	5	25,429	11,362	0.2%	1,097	0.3%	-2.50x
20.	Other [2]	4	149,622	10,419	0.2%	2,210	0.6%	5.47x
21.	Dollar Stores	3	27,593	2,971	0.1%	186	0.1%	3.59x
22.	Vacant	30	215,875	64,234	1.2%	–	–%	n/a
	Total	794	13,574,656	$ 5,157,851	100.0%	$ 370,945	100.0%	2.37x


Firestone
201 Perimeter Center Parkway
Atlanta, GA

(1) Includes six net lease properties with an aggregate of 25,327 square feet classified as held for sale with annual minimum rent of $214.
(2) Consists of miscellaneous businesses with an average investment of $2,605 per building.

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Supplemental Q3 2021 28

Net Lease Portfolio by Tenant (Top 10)

SERVICE PROPERTIES TRUST

As of September 30, 2021
(dollars in thousands)

	Tenant	Brand Affiliation	No. of Buildings	Square Feet	Investment [1]	Percent of Total Investment	Annualized Minimum Rent	Percent of Total Annualized Minimum Rent	Weighted Average Lease Term	Rent Coverage
1.	TravelCenters of America Inc.	TravelCenters of America / Petro Stopping Centers	179	5,190,697	$ 3,310,415	65.0 %	$ 246,110	66.4 %	11.19	2.10x [2]
2.	American Multi-Cinema, Inc.	AMC Theatres	11	575,967	102,580	2.0 %	8,237	2.2 %	1.33	-0.16x
3.	Universal Pool Co., Inc.	The Great Escape	14	542,666	98,242	1.9 %	7,140	1.9 %	5.92	1.70x
4.	Healthy Way of Life II, LLC	Life Time Fitness	3	420,335	92,617	1.8 %	5,770	1.6 %	13.76	0.62x
5.	Styx Acquisition, LLC	Buehler's Fresh Foods	5	502,727	76,536	1.5 %	5,657	1.5 %	14.09	5.90x
6.	Professional Resource Development, Inc.	Heartland Dental	59	234,274	61,120	1.2 %	4,561	1.2 %	4.50	5.04x
7.	Norms Restaurants, LLC	Norms	10	63,490	53,673	1.1 %	1,584	0.4 %	23.76	0.47x
8.	Express Oil Change, L.L.C.	Express Oil Change	23	83,825	49,724	1.0 %	3,717	1.0 %	13.51	3.57x
9.	Regal Cinemas, Inc.	Regal Cinemas	6	266,546	44,476	0.9 %	3,658	1.0 %	6.17	-0.08x
10.	Pilot Travel Centers LLC	Flying J Travel Plaza	3	48,069	41,681	0.8 %	3,183	0.9 %	7.23	4.03x
	Sub-total, Top 10		313	7,928,596	3,931,064	77.2 %	289,617	78.1 %	10.77	2.12x
11.	Other [3]	Various	481	5,646,060	1,226,787	22.8 %	81,328	21.9 %	8.43	3.26x
	Total		794	13,574,656	$ 5,157,851	100.0 %	$ 370,945	100.0 %	10.26	2.37x

(1) Includes six net lease properties with an aggregate of 25,327 square feet classified as held for sale with annual minimum rent of $214.
(2) TA is our largest tenant. As of September 30, 2021, we leased 179 travel centers (134 under the TravelCenters of America brand and 45 under the Petro Stopping Centers brand) to a subsidiary of TA under five master leases that expire in 2029, 2031, 2032, 2033 and 2035, respectively. TA has two renewal options for 15 years each for each lease for all of the travel centers under the lease. In addition to the payment of our minimum rent, these leases provide for payment to us of percentage rent based on increases in total non-fuel revenues over base levels (3.5% of non-fuel revenues above threshold amounts defined in the leases). TA's remaining deferred rent obligation of $26,420 is due in quarterly installments of $4,404 through January 31, 2023.
(3) Consists of 165 tenants with an average investment of $7,435.

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Supplemental Q3 2021 29

Net Lease Portfolio - Expiration Schedule

SERVICE PROPERTIES TRUST

As of September 30, 2021
(dollars in thousands)

Year [1]	Square Feet	Annualized Minimum Rent Expiring [2]	Percent of Total Annualized Minimum Rent Expiring	Cumulative % of Total Annualized Minimum Rent Expiring
2021	257,155	1,564	0.4%	0.4%
2022	346,255	3,191	0.9%	1.3%
2023	317,732	3,375	0.9%	2.2%
2024	788,158	11,787	3.2%	5.4%
2025	457,960	8,991	2.4%	7.8%
2026	952,723	11,260	3.0%	10.8%
2027	974,398	13,300	3.6%	14.4%
2028	553,330	9,649	2.6%	17.0%
2029	1,324,129	47,794	13.0%	30.0%
2030	144,290	4,203	1.1%	31.1%
2031	1,313,222	48,684	13.1%	44.2%
2032	1,266,322	53,229	14.4%	58.6%
2033	1,105,956	52,410	14.1%	72.7%
2034	104,508	3,719	1.0%	73.7%
2035	2,577,853	84,573	22.8%	96.5%
2036	291,408	4,878	1.3%	97.8%
2037	–	–	0.0%	97.8%
2038	44,484	1,048	0.3%	98.1%
2039	134,901	3,209	0.9%	99.0%
2040	33,233	153	–%	99.0%
2041	223,043	2,189	0.6%	99.6%
2042	57,499	155	–%	99.6%
2043	–	–	–%	99.6%
2044	–	–	–%	99.6%
2045	63,490	1,584	0.4%	100.0%
Total	13,332,049	370,945	100.0%	
Weighted Average Lease Term	9.0 years	10.3 years		


1201 S. Mission Street
Mount Pleasant, MI

(1) The year of lease expiration is pursuant to contract terms.
(2) Includes six net lease properties with an aggregate of 25,327 square feet and annual minimum rent of $214 classified as held for sale with annual minimum rent of $214.

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Supplemental Q3 2021 30

Supplemental Q3 2021 31 As of and For the Three Months Ended 9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 Properties (end of period) 794 796 798 799 804 Total square feet 13,574,656 13,587,068 13,598,892 13,601,689 13,828,761 Square feet leased 13,332,049 13,380,458 13,398,223 13,430,627 13,570,289 Percentage leased 98.2% 98.5% 98.5% 98.7% 98.1 % As of and For the Three Months Ended 9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 Vacant properties beginning of period 32 30 18 14 15 Vacant property sales/ leased (2) (1) (1) (4) (3) Lease terminations — 3 13 8 2 Vacant properties end of the period 30 32 30 18 14 Net Lease Portfolio - Occupancy Summary As of September 30, 2021 RETURN TO TABLE OF CONTENTS 3101 Coors Boulevard NW Albuquerque, NM

Supplemental Q3 2021 32 Non-GAAP Financial Measures We present certain “non-GAAP financial measures” within the meaning of the applicable Securities and Exchange Commission, or SEC, rules, including FFO, Normalized FFO, EBITDA, Hotel EBITDA, Adjusted Hotel EBITDA, EBITDAre and Adjusted EBITDAre. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) as presented in our condensed consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss). We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of Hotel EBITDA, reflecting only those income and expense items that are generated and incurred at the hotel level may help both investors and management to understand the operations of our hotels. FFO and Normalized FFO: We calculate funds from operations, or FFO, and Normalized FFO as shown on page 9. FFO is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income (loss), calculated in accordance with GAAP, excluding any gain or loss on sale of properties and loss on impairment of real estate assets, if any, plus real estate depreciation and amortization, less any unrealized gains and losses on equity securities, as well as adjustments to reflect our share of FFO attributable to an investee and certain other adjustments currently not applicable to us. In calculating Normalized FFO, we adjust for the items shown on page 9. FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to satisfy our REIT distribution requirements, limitations in our credit agreement and public debt covenants, the availability to us of debt and equity capital, our distribution rate as a percentage of the trading price of our common shares, or dividend yield, and to the dividend yield of other REITs, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than we do. EBITDA, EBITDAre and Adjusted EBITDAre: We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 10. EBITDAre is calculated on the basis defined by Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets, if any, and adjustments to reflect our share of EBITDAre attributable to an investee. In calculating Adjusted EBITDAre, we adjust for the items shown on page 10. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. Hotel EBITDA and Adjusted Hotel EBITDA: We calculate Hotel EBITDA as hotel operating revenues less hotel operating expenses of all managed and leased hotels, prior to any adjustments required for presentation in our condensed consolidated statements of income (loss) in accordance with GAAP. Adjusted Hotel EBITDA excludes certain items we believe do not reflect the ongoing operating performance of our hotels. We believe that Hotel EBITDA and Adjusted Hotel EBITDA provide useful information to management and investors as key measures of the profitability of our hotel operations. Other Definitions Adjusted Hotel EBITDA Margin: is Adjusted Hotel EBITDA as a percentage of hotel operating revenues. Adjusted Total Assets and Total Unencumbered Assets: Adjusted total assets and total unencumbered assets include original cost of real estate assets calculated in accordance with GAAP before impairment write-downs, if any, and exclude depreciation and amortization, accounts receivable and intangible assets. Annualized Dividend Yield: Annualized dividend yield is the annualized dividend paid during the period divided by the closing price of our common shares at the end of the period. Average Daily Rate: ADR represents rooms revenue divided by the total number of room nights sold in a given period. ADR provides useful insight on pricing at our hotels and is a measure widely used in the hotel industry. Chain Scale: As characterized by STR, a data benchmark and analytics provider for the lodging industry. Comparable Hotels Data: We present RevPAR, ADR and occupancy for the periods presented on a comparable basis to facilitate comparisons between periods. We generally define comparable hotels as those that we owned on September 30, 2021 and were open and operating for the entire periods being compared. For the three months ended September 30, 2021 and 2020, our comparable results excluded 12 hotels that had suspended operations during part of the periods presented. For the nine months ended September 30, 2021 and 2020, our comparable results excluded 22 hotels that had suspended operations during part of the periods presented. Consolidated Income Available for Debt Service: Consolidated income available for debt service, as defined in our debt agreements, is earnings from operations excluding interest expense, unrealized gains and losses on equity securities, depreciation and amortization, loss on asset impairment, unrealized appreciation on assets held for sale, gains and losses on early extinguishment of debt, gains and losses on sales of property and amortization of deferred charges. Non-GAAP Financial Measures and Certain Definitions RETURN TO TABLE OF CONTENTS

Supplemental Q3 2021 33 Debt: Debt amounts reflect the principal balance as of the date reported. Net debt means total debt less unrestricted cash and cash equivalents as of the date reported. FF&E Reserve: Various percentages of total sales at certain of our hotels are escrowed as reserves for future renovations or refurbishments, or FF&E reserve escrows. We own all the FF&E reserve escrows for our hotels. FF&E Reserve Deposits Not Funded by Hotel Operations: The operating agreements for our hotels generally provide that, if necessary, we will provide FF&E funding in excess of escrowed reserves. To the extent we make such fundings, our contractual annual minimum returns or rents generally increase by a percentage of the amounts we fund. Gross Book Value of Real Estate Assets: Gross book value of real estate assets is real estate properties at cost plus acquisition related costs, if any, before purchase price allocations, less impairment write-downs, if any. Investment: We define hotel investment as historical cost of our properties plus capital improvements funded by us less impairment write-downs, if any, and excludes capital improvements made from FF&E reserves funded from hotel operations that do not result in increases in minimum returns or rents. We define net lease investment as historical cost of our properties plus capital improvements funded by us less impairment write-downs, if any. Minimum Return/Rent: Each of our management agreements or leases with hotel operators provides for payment to us of an annual minimum return or minimum rent, respectively. Certain of these minimum payment amounts are secured by full or limited guarantees or security deposits. In addition, certain of our hotel management agreements provide for payment to us of additional amounts to the extent of available cash flows as defined in the management agreement. Payments of these additional amounts are not guaranteed or secured by deposits. Each of our agreements with our net lease tenants provides for payment to us of minimum rent. Certain of these minimum payment amounts are secured by full or limited guarantees. Annualized minimum rent amounts represent cash rent amounts due to us and exclude adjustments, if any, necessary to record scheduled rent changes under certain of our leases, the deferred rent obligations payable to us under our leases with TA and the estimated future payments to us under our TA leases for the cost of removing underground storage tanks at our travel centers on a straight line basis or any reimbursement of expenses paid by us. Occupancy: Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy is an important measure of the utilization rate and demand of our hotels. Rent Coverage: We define rent coverage as earnings before interest, taxes, depreciation, amortization and rent, or EBITDAR, divided by the annual minimum rent due to us weighted by the minimum rent of the property to total minimum rents of the net lease portfolio. EBITDAR amounts used to determine rent coverage are generally for the latest twelve-month period reported based on the most recent operating information, if any, furnished by the tenant. Operating statements furnished by the tenant often are unaudited and, in certain cases, may not have been prepared in accordance with GAAP and are not independently verified by us. Tenants that do not report operating information are excluded from the rent coverage calculations. In instances where we do not have financial information for the most recent quarter from our tenants, we have calculated an implied EBITDAR for the 2021 third quarter using industry benchmark data to reflect current operating trends. We believe using this industry benchmark data provides a reasonable estimate of recent operating results and rent coverage for those tenants. Revenue per Available Room: RevPAR represents rooms revenue divided by the total number of room nights available to guests for a given period. RevPAR is an industry metric correlated to occupancy and ADR and helps measure revenue performance over comparable periods. Total Gross Assets: Total gross assets is total assets plus accumulated depreciation. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q3 2021 34 This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “will,” “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon our forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements RETURN TO TABLE OF CONTENTS